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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-8 of our report dated March 12, 1999 on our audits of the consolidated financial statements of Cincinnati Bell Inc. and subsidiaries.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Cincinnati, Ohio
April 20, 1999